UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 15, 2007
Date of Report
(Date of earliest event reported)

LIMCO-PIEDMONT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33604	73-1160278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5304 S. Lawton Ave., Tulsa, Oklahoma, 74107
(Address of principal executive offices and zip code)

                           (918) 445-4300
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On November 15, 2007, the Registrant issued a press release Limco-Piedmont announces a change in control of its parent company, TAT Technologies Ltd. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1 Press Release dated November 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIMCO-PIEDMONT INC.
(Registrant)

By:	/s/ Shaul Menachem
Shaul Menachem
Chief Executive Officer

Date: November 15, 2007